                                                                EXHIBIT 10.29.01

                          PLEDGE AND SECURITY AGREEMENT

            This PLEDGE AND SECURITY AGREEMENT (this "Agreement") dated as of April 24, 2003, among FELCOR/JPM HOLDINGS, L.LC., a Delaware limited liability company having its principal place of business c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 ("Pledgor"), and JPMORGAN CHASE BANK, a New York banking corporation, having an address at 270 Park Avenue, New York, New York 10017 ("Lender").

                              W I T N E S S E T H:

            WHEREAS, Pledgor is the sole member of, and owner of all of the membership interests in, FELCOR/JPM HOTELS, L.L.C., a Delaware limited liability company ("Property Owner"; such membership interests in Property Owner together with all membership interest certificates, shares, claims, powers, privileges, benefits, remedies, options, or rights of any nature whatsoever (including, without limitation, all voting rights) which may currently exist or be issued or granted by Property Owner to Pledgor with respect to or on account of such membership interests are collectively referred to in this Agreement as, the "Pledged Interests");

            WHEREAS, Lender pursuant to that Mezzanine Loan Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and between the Pledgor and Lender, has agreed to make a loan to Pledgor in the aggregate principal amount of $10,000,000.00 (the "Loan"), which Loan is evidenced by a certain Secured Promissory Note (Mezzanine
Loan) executed by Pledgor (the "Note") and secured by this Agreement and certain other loan documents (collectively, the "Loan Documents"); and

            WHEREAS, as a condition to making the Loan, Lender has required that Pledgor collaterally pledge and assign to Lender, and grant to Lender a first priority security interest in, the Collateral (as such term is hereinafter defined), as security for Pledgor's due and timely observance and performance of all of its obligations and covenants under the Note.

            NOW, THEREFORE, in consideration of the Loan, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. COLLATERAL PLEDGE AND GRANT OF SECURITY INTEREST. Subject to the terms and conditions of this Agreement, Pledgor hereby collaterally pledges and assigns to Lender, and grants to Lender a first priority security interest in, all of the Collateral, to secure Pledgor's due and timely observance and performance of all of its obligations and covenants under the Note (all of the foregoing, collectively, the "Obligations"). The term "Collateral" as used in this Agreement means the Pledged Interests and all Proceeds relating thereto. The term "Proceeds" as used in this Agreement means all "proceeds" as such term is defined in Section 9-102(a)(46) of the Uniform Commercial Code (hereinafter defined) and in any event shall include, without limitation, all dividends or other income from the Pledged Interests, collections thereon or distributions with respect thereto.

            (a) This Agreement shall constitute a security agreement under the Uniform Commercial Code as adopted and enacted in the State of New York, as amended from time to time (the "Uniform Commercial Code").

            2. BOOKS AND RECORDS.

            (a) Pledgor shall keep or cause to be kept accurate and complete books, records and accounts in accordance with generally accepted accounting principles, consistently applied, with respect to the financial affairs of Pledgor which relate to the Collateral. Pledgor represents and warrants to Lender that:

            (i) it is a registered organization under the state of Delaware; and

            (ii) all books and records with respect to the financial affairs of Property Owner which relate to the Collateral are presently kept either at the offices of Pledgor in Dallas County, Texas or at the Properties (as defined in the Loan Agreement).

            (b) Pledgor shall notify Lender at least 30 days prior to:

            (i) any change of address of any entity comprising Pledgor;

            (ii) any change in the location where Property Owner's books and records are kept;

            (iii) any change of the name under which any entity comprising Pledgor conducts its business.

            (c) Pledgor shall, from time to time, within five Business Days (as defined in the Loan Agreement) after written request and at its sole cost and expense, deliver to Lender certified copies of any of such books and records of Pledgor as may be reasonably requested by Lender. Lender shall have the right from time to time, upon reasonable prior notice, at all times during normal business hours to examine such books, records and accounts at Pledgor's office and to make copies or extracts therefrom as Lender shall desire. Pledgor shall, from time to time, within five Business Days after written request and at its sole cost and expense, deliver to Lender such information, reports and additional available financial information with respect to the financial affairs of Property Owner and with respect to the Collateral as Lender shall reasonably request.

            3. INTENTIONALLY OMITTED.

            4. PROTECTION OF SECURITY INTEREST. Pledgor shall take any and all steps necessary or required to preserve and protect the priority of the security interest granted herein, and in furtherance of this obligation Pledgor agrees that:

            (a) Pledgor shall not sell, assign, pledge, transfer or otherwise dispose of any of the Collateral or any interest therein, or offer to do so, without the prior written consent of Lender, or permit anything to be done that shall impair the value of any of the Collateral;

            (b) Pledgor hereby authorizes Lender to execute and file (as the case may be) financing statements under the Uniform Commercial Code, and Pledgor shall execute and deliver to Lender, upon Lender's request, any other documents reasonably requested by Lender, describing the Collateral and evidencing and/or perfecting the security interest in the Collateral and to otherwise effectively implement the purposes of this Agreement;

            (c) Lender may from time to time, at its option, and upon notice to Pledgor, perform any agreement or obligation of Pledgor hereunder which Pledgor fails to perform and take any action which Lender deems reasonably necessary or appropriate for the maintenance or preservation of any of the Collateral or its security interest therein; and

            (d) Any amounts incurred by Lender for costs and expenses (including, without limitation, reasonable attorney's fees and expenses) in connection with any action taken by Lender during an Event of Default to enforce or protect its rights hereunder, shall, at Lender's option, become part of the principal amount due under the Note and part of the Obligations and Pledgor shall pay any such amount to Lender together with interest thereon at the Default Rate (as such term is defined in the Loan Agreement).

            5. REPRESENTATIONS AND WARRANTIES.

            Pledgor represents and warrants that:

            (a) except as expressly permitted by the Loan Agreement, no other security agreement or financing statement covering the Collateral or any part thereof has been made or filed and no security interest, other than the one herein created, has been created, attached or perfected in the Collateral or in any part thereof;

            (b) no dispute, set-off, counterclaim or defense exists on the part of Pledgor or any other party in respect of any part of the Collateral;

            (c) all information supplied and statements made to Lender by or on behalf of Pledgor in connection with the identification and description of the Collateral are true and correct; and

            (d) except for (i) the liens and security interests created pursuant to the Loan Documents or (ii) such other liens and security interests expressly permitted thereby, Pledgor's title to the Collateral is absolute and unencumbered.

            6. PLEDGOR COVENANTS.

            Pledgor shall:

            (a) promptly furnish Lender with any information or documents which Lender may reasonably request in writing concerning the Collateral;

            (b) Intentionally Omitted;

            (c) promptly notify Lender, upon Pledgor becoming aware, of any claim, action or proceeding affecting title, or any other matter relating to the Collateral, or any part thereof, or the security interest created herein, and at Lender's written request, appear in and defend, at Pledgor's expense, any such claim, action or proceeding;

            (d) promptly make such further assurances as may be reasonably necessary to establish proof of Pledgor's title to the Collateral;

            (e) promptly furnish Lender with true copies of all notices (including notices of default) sent or received by Pledgor with respect to any material agreements relating to the Collateral;

            (f) not, without Lender's prior written consent, create any other security interest in, assign, pledge or otherwise encumber the Collateral or any part thereof, or permit any part of the Collateral to be or become subject to any lien (other than as expressly permitted in the Loan Agreement), attachment, execution, sequestration, other legal or equitable process, or encumbrance of any kind or character other than the security interests created by this Agreement;

            (g) After the occurrence of and during the continuance of an Event of Default (as such term is defined in Section 7 hereof), if Pledgor receives any Proceeds, Pledgor shall accept the same as Lender's agent and hold the same in trust on behalf of and for the benefit of Lender and shall promptly deliver the same forthwith to Lender, together with appropriate forms of assignment, UCC-1 financial statements, and other appropriate instruments indicating the security interest of Lender in such Proceeds, duly executed by Pledgor as additional collateral security for the Obligations. Pledgor authorizes and directs Lender to apply any cash Proceeds received by Lender after the occurrence of and during the continuance of an Event of Default to the payment of the Obligations in accordance with the Loan Agreement; and

            (h) Lender shall not have any liability whatsoever to Pledgor with respect to any Proceeds so received (except as otherwise provided in the Loan Agreement or this Agreement), nor shall Lender be liable to Pledgor in any manner with respect to the holding by Lender of any Collateral pursuant to and in accordance with this Agreement. Additionally, Lender shall not have any obligations, except as otherwise expressly set forth in this Agreement and for any state of facts determined by a final, judgment of a court of competent jurisdiction, arbitration or mediation to be caused by Lender's gross negligence, bad faith or willful misconduct, to take any action with respect to any Collateral held by it.

            7. INTENTIONALLY DELETED.

            8. REMEDIES. If an Event of Default (as defined in the Loan Agreement) shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code in effect in each applicable jurisdiction. Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice or procedure required by the Loan Agreement or applicable law or referred to herein) to or upon Property Owner or any other person or entity (all and each of which demands, presentments, protests, advertisements or notices or other defenses, are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Property Owner, which right or equity is hereby waived or released. Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of applicable law, including, without limitation, the Uniform Commercial Code in effect in each applicable jurisdiction, need Lender account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands they may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder, except for any claims, damages and demands they may have against Lender arising from the gross negligence or willful misconduct of Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by Lender to enforce its rights and remedies hereunder. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance therewith will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title or the like. The foregoing will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Lender sells any of the Collateral upon credit, Pledgor will be credited only with payments actually made by the purchaser received by Pledgor and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Lender may recall the Collateral and Pledgor shall be credited with the proceeds of the resale. In the event Lender purchases any of the Collateral being sold, Lender may pay for the Collateral by crediting some or all of the Obligations.

            9. PRIVATE SALES. Property Owner and Pledgor recognize that Lender may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Property Owner and Pledgor acknowledge and agree that any such private sale may result in prices and other terms less favorable to Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit Property Owner to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Borrower would agree to do so.

            (a) Pledgor further agree to do or cause to be done all such other acts as may be reasonably requested to make any sale or sales of all or any portion of the Pledged Interests pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable requirements of law. Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 9 shall be specifically enforceable against Pledgor, and to the maximum extent permitted by applicable law, Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred under the Loan Agreement.

            10. CERTAIN UNDERSTANDINGS OF PARTIES; REGISTRATION OF PLEDGE; CONTROL OF PLEDGED COLLATERAL, ETC. (i) The parties acknowledge and agree that the Pledged Interests constitute "general intangibles" (as defined in Section 9-102 of the Uniform Commercial Code); and (ii) Pledgor therefore covenants and agrees that (A) the Pledged Interests are not and will not be traded, dealt in or traded on securities exchanges or securities markets, (B) the terms of the Property Owner's operating agreement (the "LLC Agreement") does not and will not provide that the Pledged Interests are securities governed by the Uniform Commercial Code as in effect in any jurisdiction and (C) the Pledged Interests are not and will not be investment company securities within the meaning of
Section 8-103 of the Uniform Commercial Code as in effect in any jurisdiction.

            11. REGISTRATION OF PLEDGE; CONTROL OF COLLATERAL. Notwithstanding the foregoing, to better assure the perfection of the security interest of Lender in the Pledged Interests, concurrently with the execution and delivery of this Agreement, Pledgor shall send written instructions in the form of Exhibit A hereto to each issuer thereof (the "Issuer"), and shall cause the Issuer to, and the Issuer shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit B hereto pursuant to which the Issuer will confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Lender in respect of the Pledged Interests without further consent of Pledgor or any other Person. Notwithstanding anything in this paragraph neither the written instructions nor the Confirmation Statement and Instruction Agreement shall be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in this Agreement. From time to time, Pledgor shall promptly provide replacement written instructions in the form of Exhibit A hereto to each Issuer and shall cause the Issuer to, and the Issuer shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit B to each assignee or collateral assignee of Lender, as requested by Lender. Pledgor agrees that the foregoing provisions of this
Section 11 shall inure to the benefit of Lender's successors and assigns and any collateral assignees of Lender.

            12. RIGHTS OF LENDER.

            (a) subject to the terms of this Pledge, Pledgor authorizes Lender, without notice or demand and without affecting Pledgor's liability or Lender's rights hereunder or with respect to the Obligations, from time to time:

            (i) to take and hold security other than the Collateral for the payment or performance of the Obligations or any part thereof, and to exchange, enforce, waive and release the Collateral or any part thereof or any such other security; and

            (ii) to apply the Collateral or any other security and to direct the order or manner of sale thereof as Lender in its discretion may determine.

            (b) If an Event of Default shall occur and be continuing, Lender shall have the right to receive any and all distributions of property and any and all amounts paid in respect of the Pledged Interests and make application thereof to the Obligations, in such order as Lender, in its sole discretion, may elect. If an Event of Default shall occur and be continuing, then all such Pledged Interests at Lender's option shall be registered in the name of Lender or its nominee, and Lender or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Pledged Interests and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of Property Owner, or upon the exercise by Pledgor or Lender of any right, privilege or option pertaining to such Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the

Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (c) The rights of Lender hereunder shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Property Owner or against any other person or entity which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Property Owner or any other person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof. Pledgor waives any right it may have to require Lender to pursue any third party for any of the Obligations. Pledgor hereby waives any and all requirements that Lender institute any action or proceeding at law or in equity against Pledgor or exhaust its remedies in respect of any other security for the Loan as a condition precedent to the exercise of Lender's rights and remedies with respect to the Collateral pursuant to the provisions of this Agreement. Pledgor waives any defenses by reason of any disability or other defense of any person, or by reason of the cessation from any cause whatsoever of the liability of any other person.

            13. REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to Lender, whether exercised or not, is intended to be exclusive of any other remedy or remedies including, without limitation, those expressly provided in the Loan Documents and each and every such remedy shall be cumulative and concurrent and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity.

            14. STATUTE OF LIMITATIONS. Except as may be set forth herein to the contrary, until the Loan shall have been paid in full, all rights, powers and remedies granted to Lender under this Agreement shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that the Loan or any part thereof may have become barred by any applicable Statute of Limitations or that the liability of Pledgor may have ceased. Anything herein to the contrary notwithstanding, upon the payment to Lender of all amounts then payable to Lender under the Loan Documents (including, without limitation, any accrued and unpaid interest and additional interest), Lender shall terminate this Pledge.

            15. NOTICE. All notices or other communications required or permitted to be given pursuant hereto shall be given in writing directed to the parties at their respective addresses as provided in the Loan Agreement.

            16. MISCELLANEOUS.

            (a) This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

            (c) Neither Pledgor nor Lender shall be bound by an undertaking not in writing signed by the parties hereto.

            (d) If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

            (e) It is the express intention, understanding and agreement of the parties hereto that Lender's status with relation to the interests granted and to be granted to it by Pledgor hereunder is only that of a secured creditor of Pledgor, and nothing in this Agreement shall be construed as constituting Lender a mortgagee in possession.

            (f) This Agreement may be executed in any number of counterparts and each such duplicate original shall be deemed to be an original.

            (g) Subject to Section 9 above, this Agreement is intended solely for the benefit of Lender and Pledgor and their respective successors and assigns and no third party shall any rights or interest in this Pledge. Nothing contained in this Pledge shall be deemed or construed to create an obligation on the part of Lender or Pledgor to any third party, nor shall any third party have a right to enforce against Lender any right that Pledgor may have under this Pledge or to enforce against Pledgor any right that Lender may have under this Pledge.

            17. EXCULPATION. The provisions of Article 8 of the Note are hereby incorporated by reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

      IN WITNESS WHEREOF, Pledgor and Lender have executed this instrument as of the day and year first above written.


                                   FELCOR/JPM HOLDINGS, L.L.C., a Delaware
                                   limited liability company

                                   By: /s/ Joel M. Eastman
                                       -----------------------------------
                                       Joel M. Eastman
                                       Vice President


                                   JPMORGAN CHASE BANK, a New York
                                   banking corporation

                                   By: /s/ Michael Mesard
                                       -----------------------------------
                                       Name:  Michael Mesard
                                       Title: Vice President

                                    EXHIBIT A
                     Form of Instruction to Register Pledge

                                                                 April 24 , 2003

To: FELCOR/JPM HOTELS, L.L.C.

      In accordance with the requirements of that certain Pledge and Security Agreement, dated as of April 24, 2003 (as amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), between JPMORGAN CHASE BANK, a national banking corporation ("LENDER") and FELCOR/JPM HOLDINGS, L.L.C., a Delaware limited liability company ("PLEDGOR"), you are hereby instructed, notwithstanding your and our understanding that the equity interests described below are not a securities under the Uniform Commercial Code, as a precaution in the event that such interest was nevertheless held to be a security, to register the pledge of the Pledged Interests and the Proceeds (both as defined in the Pledge Agreement).

      You are hereby further authorized and instructed to execute and deliver to Lender a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit B to the Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of Lender in respect of the Collateral without further consent of, or notice to, the undersigned. Notwithstanding anything in this paragraph, this instruction shall not be construed as expanding the rights of Lender under the Pledge Agreement or the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.

                                      Very truly yours,

                                      FELCOR/JPM HOLDINGS, L.L.C., a Delaware
                                      limited liability company


                                      By:
                                          -----------------------------------
                                          Joel M. Eastman
                                          Vice President

                                    EXHIBIT B

            Form of Confirmation Statement and Instruction Agreement

                                                                  April 24, 2003

To: FELCOR/JPM HOTELS, L.L.C.

      Pursuant to the requirements of that certain Pledge and Security Agreement dated as of April 24, 2003 (as amended, supplements or otherwise modified from time to time, the "PLEDGE AGREEMENT"), between JPMORGAN CHASE BANK, a New York banking corporation ("LENDER") and FELCOR/JPM HOLDINGS, L.LC., a Delaware limited liability company ("PLEDGOR"), this Confirmation Statement and Instruction Agreement relates to the Pledged Interests (as defined in the Pledge Agreement), including, without limitation , those equity interests, as further described on Schedule 1 hereto, issued by FELCOR/JPM HOTELS, L.L.C., a Delaware limited liability company ("ISSUER").

      The Pledged Interests are not (i) "investment company securities" (within the meaning of Section 8-103 of the Uniform Commercial Code (the "CODE")) or
(ii) dealt in or traded on securities exchanges or in securities markets. None of the terms of any Pledged Interest provides that it is a "security" (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code).

      Nevertheless, in the event that the Pledged Interests should be determined to be "securities" (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), for purposes of perfecting the security interest of Lender therein, the Issuer agrees as follows:

      On the date hereof, the registered owner of 100% of the membership interest of FELCOR/JPM HOTELS, L.L.C. is: FELCOR/JPM HOLDINGS, L.L.C.

      The registered pledgee of the Pledged Interests is:

            JPMORGAN CHASE BANK

      There are no liens of Issuer on the Pledged Interests or any adverse claims thereto for which the Issuer has a duty under Section 8-403 of the Code. Issuer has by book-entry registered the Pledged Interests in the name of the registered pledgee on or before April 24, 2003. No other pledge is currently registered on the books and records of Issuer respect to the Pledged Interests.

      Until the entire outstanding principal and accrued and unpaid interest on the Note is paid in full (exclusive of provisions which shall survive full payment), Issuer agrees to: (i) comply with the instructions of Lender, without any further consent from Pledgor or any other Person, in respect of the Pledged Interests; and (ii) disregard any request made by Pledgor or any other person which contravenes the instructions of Lender with respect to the Pledged Interests. Notwithstanding anything in this paragraph, this confirmation statement and Instruction Agreement shall not be construed as expanding the rights of Lender to give instructions with respect to the Interests beyond such rights set forth in the Pledge Agreement.

Dated: April 24, 2003

                                        Very truly yours,

                                        FELCOR/JPM HOTELS, L.L.C., a Delaware
                                        limited liability company


                                        By:
                                            ----------------------------------
                                            Joel M. Eastman
                                            Vice President

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK, a New York
banking corporation

By:
    -----------------------------------
    Name:
    Title:


FELCOR/JPM HOLDINGS, L.L.C., a Delaware
limited liability company

By:
    -----------------------------------
    Joel M. Eastman
    Vice President

                                   SCHEDULE 1
           To Form of Confirmation Statement and Instruction Agreement
                        DESCRIPTION OF PLEDGED INTERESTS

A.    DESCRIPTION OF PLEDGED INTERESTS

MEMBERS                          PERCENTAGE INTERESTS
-------                          --------------------
1. FELCOR/JPM HOLDINGS, L.L.C.   100% of the membership interests in FELCOR/JPM HOTELS, L.L.C.